SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:
[X] Preliminary Information Statement
[  ] Confidential, for use of the Commission only (as permitted by
     Rule 14c-5(d)(2))
[  ] Definitive Information Statement

            NOVAMED, INC.
                        -------------------------------------------
                     (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)   Title of each class of securities to which transaction applies:
    ----------------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:
    ----------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):
      --------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------

     5)   Total Fee Paid:
     ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
     ---------------------------------------------------------------------------

3)       Filing Party:
     ---------------------------------------------------------------------------

     4)   Dated Filed:
     ---------------------------------------------------------------------------

                                  NOVAMED, INC.
                         2465 West 12th Street, Suite 2
                              Tempe, Arizona 85281
                                 (480) 481-3940

              NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

September 8, 2003

To the Stockholders of NovaMed, Inc.:

The attached Information Statement is being delivered by NovaMed, Inc. ("Corporation") in connection with the approval by the holders of a majority of our voting stock of an amendment to the Corporation's articles of incorporation, specifically to change our corporate name from "NovaMed, Inc." to "WWA Group, Inc.", and the appointment of Eric Montandon, Cornelis van Lieshout and Digamber Naswa to the Corporation's board of directors. This Information Statement is first being mailed to stockholders on or about September 8, 2003. We anticipate that the amendment to our articles of incorporation will become effective on or after September 28, 2003.

On August 8, 2003, the Corporation's board of directors approved a resolution authorizing the filing of an amendment to our articles of incorporation with the Nevada Secretary of State to change the Corporation's name from "NovaMed, Inc." to WWA Group, Inc." On August 8, 2003, the holders of a majority of the outstanding shares of the Corporation's common stock entitled to vote thereon executed a written consent to such action in accordance with the provisions set forth in the State of Nevada Revised Statutes Title 7 Chapter 78 Section 320 and
Article II, Section 10 of the Corporation's bylaws.

This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of the State of Nevada Revised Statutes Title 7, Chapter 78 Section 370, Article II, Section 4 of the Corporation's bylaws and Section 14(c) of the Securities Exchange Act of 1934, as amended. This Information Statement describes the change to the Corporation's articles of incorporation and the appointments to the board of directors.

                                WE ARE NOT ASKING
                                 YOU FOR A PROXY
                                   AND YOU ARE
                                REQUESTED NOT TO
                                SEND US A PROXY.

Thank you for your continued interest in and support.

By Order of the Board of Directors


----------------------------
Cornelis van Lieshout
President
                                  novamed, inc.
                         2465 West 12th Street, Suite 2
                              Tempe, Arizona 85281
                                 (480) 505-0070

                              INFORMATION STATEMENT

                                WE ARE NOT ASKING
                                 YOU FOR A PROXY
                                   AND YOU ARE
                                REQUESTED NOT TO
                                SEND US A PROXY.

This Information Statement is being mailed on or about September 8, 2003 to all stockholders of record of NovaMed, Inc., a Nevada corporation ("Corporation"), as of the close of business on August 8, 2003. It is being furnished in connection with the adoption of an amendment to the Corporation's articles of incorporation and the approval of certain appointments to the board of directors. The actions taken were approved by the written consent of the holders of a majority of the outstanding shares of the Corporation's common stock. The Corporation anticipates that the amendment to the articles of incorporation will become effective on September 28, 2003. A copy of the amendment to our articles of incorporation is attached to this document as Exhibit A.

On August 8, 2003, the Corporation's board of directors adopted resolutions proposing and declaring advisable an amendment to our articles of incorporation and stockholder approval of appointments to the board of directors. Specifically, the board of directors proposed that the Corporation change its name from "NovaMed, Inc." to "WWA Group, Inc.", and that the stockholders approve the appointment of Eric Montandon, Cornelis van Lieshout and Digamber Naswa to the Corporation's board of directors.

On August 8, 2003 the actions considered were adopted by the written consent of the holders of a majority of the issued and outstanding shares of the Corporation's common stock entitled to vote thereon in accordance with the provisions set forth in the State of Nevada Revised Statutes Title 7, Chapter 78
Section 320 and Article II, Section 10 of the Corporation's bylaws. Our board of directors decided to obtain the written consent of the holders of the majority of the outstanding common stock entitled to vote on the actions taken in order to eliminate the cost and delay involved in holding a special meeting of the Corporation's stockholders and in order to amend our articles of incorporation in a timely manner.

The record date for purposes of determining the stockholders entitled to vote and to whom this Information Statement is to be sent is August 8, 2003. As of the record date, we had 15,742,803 shares of common stock issued and outstanding and entitled to vote on the actions presented for consideration, with each share of common stock entitled to one vote. The holders of 10,025,000 shares of the issued and outstanding common stock, representing approximately 63% of the votes entitled to be cast with regard to the actions presented, approved the actions by written consent.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to the Corporation's stockholders. We anticipate that the amendments will become effective on September 28, 2003 upon filing with the Nevada Secretary of State.

There will not be a meeting of stockholders to approve these actions and none is required under the Nevada Revised Corporate Statutes because these actions have been approved by written consent of the holders of a majority of the outstanding shares of the Corporation's voting common stock. Under the State of Nevada Revised Statutes Title 7, Chapter 78 Section 370, Article II, Section 4 of the Corporation's bylaws and Section 14(c) of the Securities Exchange Act of 1934, we are required to provide prompt notice of the taking of corporate action without a meeting to our stockholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

AMENDMENT TO THE ARTICLES OF INCORPORATION

NAME CHANGE TO WWA GROUP, INC.

The Corporation's board of directors and the stockholders holding a majority of the outstanding shares of the Corporation's common stock have approved the change of our corporate name from "NovaMed, Inc." to "WWA Group, Inc." by means of an amendment to the Corporation's articles of incorporation. The corporate name change will become effective upon the filing of an amendment to the Corporation's articles of incorporation with the Nevada Secretary of State, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

REASONS FOR NAME CHANGE

The stockholders holding a majority of the outstanding shares of the Corporation's common stock believe that changing our corporate name to "WWA Group, Inc." is in the best interests of the Corporation and our stockholders to better reflect our new business.

The Corporation recently acquired 100% of World Wide Auctioneers, Ltd. ("WWA Dubai") as a wholly owned subsidiary. WWA Dubai is an international equipment auction company based in the United Arab Emirates that holds unreserved auctions for the sale of construction, industrial and transportation equipment on a consignment basis. Virtually all other equipment auction companies trade for their own accounts in their own auctions, a practice that diminishes the auctioneer's returns and antagonizes equipment dealers. WWA Dubai's business focus on selling on behalf of consignors rather than buying or selling on its own account eliminates any conflict between its own interests and those of buyers or sellers.

WWA Dubai has conducted heavy equipment consignment auctions in Dubai and Jakarta, Indonesia using a sophisticated auction and mailing information system developed in-house over three years of holding auctions. Management is in the process of formalizing agreements to auction large packages of equipment in the U.S., South America and Australia. Equipment, once secured, will be auctioned either in Dubai or through a partner in Australia. Joint ventures to conduct auctions in China, South America and India are also under consideration.

The voting and other rights that accompany the Corporation's securities will not be affected by the change in our corporate name. However, both our ticker symbol, which is "NOMD," and our CUSIP number will change as a result of the Corporation's name change. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name and CUSIP number. Your existing certificate or certificates will continue to represent shares of the Corporation's common stock as if its name had not changed. The Corporation's transfer agent will issue stock certificates with its new name as stock certificates are sent in upon transfers of shares by our existing stockholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send our transfer agent or us your existing stock certificates.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of this amendment to the Corporation's articles of incorporation. The Corporation has obtained this approval through the written consent of stockholders owning a majority of the outstanding voting shares of its common stock. Therefore, an extraordinary meeting of the stockholders to approve the name change and the amendment to the articles of incorporation is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit A.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Corporation's stockholders under the Nevada Revised Statutes, the Corporation's articles of incorporation or its bylaws in connection with this amendment. APPROVAL OF THE APPOINTMENT OF ERIC MONTANDON, CORNELIS VAN LIESHOUT AND DIGAMBER NASWA TO THE CORPORATION'S BOARD OF DIRECTORS The Corporation's bylaws provide that individuals elected to the Corporation's board of directors serve for a one year term or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal from office. The Corporation's stockholders holding a majority of the voting power of its common stock have approved the appointment of Eric Montandon, Cornelis van Lieshout and Digamber Naswa to the board of directors to serve one year terms or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office. Set forth below is certain information concerning the nominees:

Eric Montandon

On August 8, 2003, Mr. Montandon was elected as a director and subsequently appointed as the chairman of the board of directors of Corporation. Mr. Montandon will serve a one year term or until the next annual meeting of the Corporation's stockholders or until his successor is elected and qualified.

Mr. Montandon graduated from Arizona State University in 1988 with a Bachelor's Degree in Business Finance. After graduation he worked for Winius-Montandon, Inc. as a commercial real estate consultant and appraiser in Phoenix, Arizona from 1988 until 1992. He was subsequently involved in forming Momentum Asia, Inc., a design and printing operation in Subic Bay, Philippines in 1994. Mr. Montandon operated this company until its sale to a U.S. public company in late 1998 and remained as its chief executive officer until the middle of 2000. Mr. Montandon joined the board of directors in of Asia4Sale.com, Inc. in February 2000 and was instrumental in Asia4Sale.com, Inc.'s acquisition and development of World Wide Auctioneers, Inc. He has expanded his role in both Asia4Sale.com, Inc. and World Wide Auctioneers, Inc. to include all areas of finance, operations and administration.

Over the last five years he has been an officer and director of two public companies: Asia4Sale.com, Inc. a holding company with a majority interest in World Wide Auctioneers, Inc. from February 2000 to present (chief executive officer, chief financial officer and director), and Net Telecommunications, Inc., formerly a telecommunications service provider from September 2000 to present (director).

Carl van Lieshout

On August 8, 2003, Mr. Van Lieshout was elected as a director and subsequently appointed as the chief executive officer of the Corporation. Mr. Van Lieshout will serve a one year term or until the next annual meeting of the Corporation's stockholders or until his successor is elected and qualified.
Mr. Van Lieshout has spent the last 16 years running a family business trading in heavy equipment with operating yards and sales offices in Indonesia; Dubai and the Netherlands. Mr. Van Lieshout's experience has been as a regular consignor at auctions around the world from which he has gained a tremendous amount of knowledge of the international auction business. He speaks Dutch, German and English as well as being intimately familiar with the Dubai, United Arab Emirates business environment. Over the last five years he has not been an officer or director of any other public company.

Digamber Naswa

On August 8, 2003, Mr. Digamber was elected as a director and subsequently appointed as the chief financial officer of the Corporation. Mr. Digamber will serve a one year term or until the next annual meeting of the Corporation's stockholders or until his successor is elected and qualified.

Mr. Digamber Naswa is a science graduate from the Kurukshetra University, India. He finished his Chartered Accountancy from the Institute of Chartered Accountants of India in 1984. He spent almost 20 years serving different industries in India and the United Arab Emirates in his various capacities as accounts officer, finance manager, deputy general manager and financial controller. Over the past five years, Mr. Naswa as worked as the financial controller of World Wide Auctioneers, Ltd. (2002 to present), Trust Garment Factory, Ltd., as deputy general manager (2000-2002) and Xpro India, Ltd. (A division of Cimmico Birla) (1996-2000). Over the last five years he has not been an officer or director of any other public company.
VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the appointment of the above named individuals to the board of directors. The Corporation has obtained this approval through the written consent of stockholders owning a majority of the outstanding voting shares of its common stock. Therefore, an extraordinary meeting of the stockholders to approve the appointments is unnecessary and will not take place for this purpose.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Corporation's stockholders under the Nevada Revised Statutes, the Corporation's articles of incorporation or its bylaws in connection with the appointment of directors.

BOARD OF DIRECTORS

Set forth below is certain information concerning the Corporation's board of directors.

------------------------------- -------- ------------------------------------------------ ----------------------------
Name of Director                Age      Title                                            Directors Term Ending
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Eric Montandon                  38       Director, chairman of the board of directors     2004
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Cornelis van Lieshout           41       Director, chief executive officer                2004
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Digamber Naswa                  43       Director, chief financial officer                2004
------------------------------- -------- ------------------------------------------------ ----------------------------

Eric Montandon was appointed to the Corporation's board of directors on August
8, 2003, and currently serves as a director, and as the chairman of the board of directors. Mr. Montandon has obtained shareholder approval of his appointment to the board of directors of the Corporation.

Cornelis van Lieshout was appointed to the Corporation's board of directors on August 8, 2003, and currently serves as a director and the Corporation's chief executive officer. Mr. Van Lieshout has obtained shareholder approval of his appointment to the board of directors of the Corporation.

Digamber Naswa was appointed to the Corporation's board of directors on August
8, 2003, and currently serves as a director and the Corporation's chief financial officer. Mr. Naswa has obtained shareholder approval of his appointment to the board of directors of the Corporation.



                                       6




Corporate Governance; Board Committees; and Meetings

Beginning in the second quarter of 2002, the Corporation began an initiative to evaluate its current corporate governance policies and practices and to institute changes in its corporate governance in order to comply with current and proposed corporate accountability standards required under the Sarbanes-Oxley Act of 2002. The results of that evaluation were a determination to form a standing audit committee. The audit committee has not yet been created. The Corporation further determined to form a compensation committee at such time as the composition of the board of directors is comprised of sufficient members to permit useful oversight of the actions of managerial directors.

The board of directors held two meetings during fiscal 2002. Various matters were however approved during fiscal 2002 and fiscal 2003 to date by the unanimous written consent of the board of directors.

Compensation of Directors

The Corporation's directors are not compensated for their services as directors.

















                                       7













SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of August 8, 2003 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of August 8, 2003, there were 15,742,803 shares of common stock issued and outstanding.

--------------------------- ------------------------------------- ---------------------------- -----------------------

TITLE OF                                                          AMOUNT AND NATURE OF
CLASS                       NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP         PERCENT OF CLASS
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Eric Montandon
                            Director
Common Stock                2465 West 12th Street, Suite 2
($0.001 par value)          Tempe, Arizona 85281                  300,000*                     1.9%
--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Cornelis van
                            Lieshout
Common Stock                Chief Executive Officer/Director
($0.001 par value)          2465 West 12th Street, Suite 2
                            Tempe, Arizona 85281                  300,000                      1.9%
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Digamber Naswa
                            Chief Financial Officer/ Director
Common Stock                Chief Financial Officer/ Director
($0.001 par value)          P.O.Box - 17774, Dubai, U.A.E.        60,000                       <1%
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Asia4Sale.com, Inc.                   7,525,000                    47.8%
Common Stock                2465 West 12th Street, Suite 2
($0.001 par value)          Tempe, Arizona 85281
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Steverit Trustee Company              2,500,000                    15.9%
Common Stock
($0.001 par value)
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
Common Stock                Directors and Executive Officers as   660,000                      4.2%
($0.001) par value          a Group (3)
--------------------------- ------------------------------------- ---------------------------- -----------------------

*Eric Montandon is the beneficial owner of 300,000 shares of the Corporation's common stock held on his behalf by Steverit Trustee Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendments to be made to the Corporation's articles of incorporation or in any action covered by the related resolution adopted by the board of directors, which is not shared by all other stockholders.

EXECUTIVE COMPENSATION

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or employee of the Corporation during the years 2002, 2001 and 2000. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Corporation's chief executive officer over the last three years.


                                       8



                           SUMMARY COMPENSATION TABLE

---------------------- ------------------------------------ ------------------------------------------------------------
                                Annual Compensation         Long Term Compensation
---------------------- ------------------------------------ ------------------------------------------------------------
----------------------------------------------------------- ------------------------------- ----------------------------
                                                            Awards                                    Payouts
----------------------------------------------------------- ------------------------------- ----------------------------
-------------- ------- --------- -------- ----------------- ---------------- -------------- ---------- -----------------
  Name and      Year    Salary    Bonus     Other Annual      Restricted      Securities    LTIP          All Other
  Principal              ($)       ($)      Compensation    Stock Award(s)    Underlying     payouts     Compensation
  Position                                      ($)               ($)           Options        ($)           ($)
                                                                                SARs(#)
-------------- ------- --------- -------- ----------------- ---------------- -------------- ---------- -----------------
-------------- ------- --------- -------- ----------------- ---------------- -------------- ---------- -----------------
  Ruairidh      2002      -         -            -             420,000*            -            -             -
  Campbell      2001    24,000      -            -                 -               -            -             -
  President     2000    67,000      -            -             40,000**         600***          -             -


-------------- ------- --------- -------- ----------------- ---------------- -------------- ---------- -----------------

o The 420,000 shares shown represent the Corporation's issuance of shares in lieu of salary. o The 40,000 post reverse split shares represent the Corporation's issuance of shares in lieu of salary. o The 600 post reverse split shares were under option with a post reverse split exercise price of $22.50 and expired unexercised in March 2001.

Option Grants in Last Fiscal Year

No stock option grants were made to executive officers during fiscal 2002.

Executive Consulting Agreement

In January of 2001, the Corporation entered into a consulting agreement with Mr.
Ruairidh Campbell for an initial one-year term that was renewable without notice. The agreement required that the Corporation pay Mr. Campbell $2,000 a month for his services. The consulting agreement was amended on April 1, 2003 to reflect $1,000 a month in compensation for his services and terminated on August
8, 2003.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS
Audit Fees. The aggregate fees billed to the Corporation for professional services rendered by Tanner + Co. for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2002, for the reviews of the financial statements included in the Corporation's Forms 10-QSB for the quarters ended March 31, 2002, June 30, 2002, September 30, 2002 and for the reviews of financial statements included in the Corporation's Forms 10-QSB for the quarters ended March 31, 2003 and June 30, 2003, were $8,100.

Financial Information Systems Design and Implementation. There were no fees billed to the Corporation by Tanner + Co. for financial information systems design or implementation during the fiscal year ended December 31, 2002.

All  Other  Fees.  There  were no other  fees  billed  to the  Corporation  for additional  services rendered by Tanner + Co., other than the services described
above  under  "Audit  Fees"  and  "Financial   Information  Systems  Design  and
Implementation,"  for the fiscal year ended  December 31, 2002 or any subsequent period.


                                       9



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation's executive officers and directors, and beneficial owners of more than 10% of the common stock, are required to file initial reports of ownership and reports of changes of ownership of the common stock with the Securities and Exchange Commission. The Securities and Exchange Commission rules require such person to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Corporation believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred during the fiscal year ended December 31, 2002, except that AAB Corp. and Graeco II, Ltd.
failed to file a Form 3 evidencing ownership in excess of 10% of the Corporation as of December 31, 2002.

ADDITIONAL INFORMATION

Additional information concerning the Corporation, including its annual and quarterly reports on Forms 10-KSB and 10-QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors


By: ______________________
Cornelis van Lieshout, Chief Executive Officer


Tempe, Arizona
September 8, 2003








                                       10










EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION FOR

                                  NOVAMED, INC.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the undersigned person, desiring to amend the Articles of Incorporation of NovaMed, Inc., under the laws of the State of Nevada, does hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Certificate of Amendment to the Articles of Incorporation for the above-named company
(hereinafter referred to as the "Corporation"):

Pursuant to the provisions of Section 78.320, the amendments contained herein were duly approved and adopted by a majority of shareholders and by the board of directors of the Corporation.

The Articles of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of the State of Nevada on November 12, 1996; and

Pursuant to a unanimous written consent resolution of the board of directors dated July 31, 1997, the Articles of Incorporation of the Corporation were amended by a Certificate of Amendment of Articles of Incorporation filed in the office of the Secretary of State of the State of Nevada on August 29, 1997(the
"First Certificate of Amendment"); and

Pursuant to a unanimous written consent resolution of the board of directors dated March 25, 1998 and a vote of a majority of the stockholders held at a meeting of the stockholders of the Corporation on April 9, 1998, the directors and stockholders of the Corporation ratified the filing of the First Certificate of Amendment and approved the filing of a Certificate of Amendment (the "Second
Certificate of Amendment") to correct certain errors contained in the First
Certificate; and

Pursuant to a unanimous written consent resolution of the board of directors dated March 25, 1998 and a vote of a majority of the stockholders held at a meeting of the stockholders of the Corporation on April 9, 1998, the directors and stockholders of the Corporation approved the filing of a Certificate of Amendment to change the name of the Corporation (the "Third Certificate of Amendment") and;

Pursuant to a unanimous written consent resolution of the board of directors dated August 8, 2003 and action taken by a majority of the stockholders in lieu of a meeting on August 8, 2003, the directors and stockholders of the Corporation approved the filing of a Certificate of Amendment to change the name of the Corporation (the "Fourth Certificate of Amendment").

THEREFORE, Article I of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

                                   "Article I

         The name of the Corporation is WWA Group, Inc."

The amendment to change the name of the Corporation to "WWA Group, Inc.," was adopted by 10,025,000 shares, or 63.7% %, of the 15,742,803 issued and outstanding shares of common stock entitled to approve such amendment.


                                       11




The name change to WWA Group, Inc. will be effective on September 28, 2003 upon the filing of this amendment to the Amended Articles of Incorporation of NovaMed, Inc. with the Office of the Secretary of State of the State of Nevada.

DATED this 8th day of August, 2003.



/s/ Carl van Lieshout
-------------------------------------------------------------------------
Carl van Lieshout, Chief Executive Officer and Director





                                       12